GENERAL	6 Months Ended
Jun. 30, 2012
GENERAL [Abstract]
GENERAL
NOTE 1:- GENERAL

a.	EZchip Semiconductor Ltd. (the "Company") was incorporated as a limited liability company under the laws of the State of Israel in 1989.

On July 22, 2008, the Company changed its name from LanOptics Ltd. to EZchip Semiconductor Ltd. The Company is a fabless semiconductor company that develops and markets Ethernet network processors for networking equipment.

EZchip Technologies Ltd. ("EZchip Technologies") was established under the laws of the State of Israel in December 1999 as a wholly-owned subsidiary of the Company. During 2001, EZchip Technologies established a wholly-owned subsidiary under the laws of the State of Delaware, EZchip Inc., which is engaged in the marketing of EZchip Technologies' products in the United States.

b.	The Company's Ordinary shares are listed on the NASDAQ Global Select Market and its NASDAQ ticker symbol is "EZCH." The Company's Ordinary shares are also listed on the Tel Aviv Stock Exchange.